SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
                                    Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported) December 10, 2001


                                  PEOPLE'S BANK
                                  on behalf of
                     PEOPLE'S BANK CREDIT CARD MASTER TRUST
             (Exact Name of Registrant as Specified in its Charter)


                                    Connecticut
                 (State or Other Jurisdiction of Incorporation)



    33-99506, 33-99508, 33-90012
   333-33269, 333-45785, 333-63989                      06-1213065
 (Commission File Number)                 (I.R.S. Employer Identification No.)



               850 Main Street, Bridgeport, Connecticut   06604
               (Address of Principal Executive Offices) (Zip Code)


                                 (203) 338-7171
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)




INDEX TO EXHIBITS

Exhibit
 No.     Document Description

20           Monthly Servicer's Certificate

Item 5.    Other Events.

           The Registrant hereby incorporates by reference the information contained in Exhibit 20 hereto in response to this Item 5.


Item 7.    Financial Statements and Exhibits.

           (c)    Exhibits.

                 20. Monthly Servicer's Certificate for People's Bank Credit Card Master Trust, 1996-1, 1997-1,
                      1997-2, 1998-1, 1999-1


                                          SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          PEOPLE'S BANK



Dated: December 18, 2001             By: /s/Vincent J.Calabrese
                                         Vincent J.Calabrese
                                         First Vice President & Controller




                         MONTHLY SERVICER'S CERTIFICATE

                                  PEOPLE'S BANK

                     People's Bank Credit Card Master Trust

                    For the December 10, 2001 Determination Date

                      For the November 2001 Monthly Period

The undersigned, a duly authorized representative of People's Bank, as Servicer pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of March 18, 1997, (as heretofore amended, supplemented or otherwise modified, the "Pooling and Servicing Agreement") by and between People's Bank and Bankers Trust Company, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement; provided, that the "preceding Monthly Period" shall mean the Monthly Period immediately preceding the calendar month in which this Certificate is delivered.
    This Certificate is delivered pursuant to subsection 3.4 (b) of the Pooling and Servicing Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing Agreement, as amended by the applicable Series Supplement.

2.  People's Bank is Servicer under the Pooling and Servicing Agreement.

3.  The undersigned is a Servicing Officer.

4. The date of this Certificate is December 10, 2001, which is a Determination Date under the Pooling and Servicing Agreement.

5.  The aggregate amount of Collections processed during the preceding
    Monthly Period (equal to 5(a) plus 5(b)) was equal to...$   426,579,720.52

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of
    Finance Charge Receivables") was equal to...............$    38,064,995.56

    (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of
    Principal Receivables") was equal to....................$   388,514,724.96

6.  The aggregate amount of Receivables as of the end of the last day of the preceding Monthly Period was equal to...................$ 2,380,703,032.78

7. Attached hereto is a true and correct copy of the statements required to be delivered by the Servicer on the date of this Certificate to the Paying Agent pursuant to Article V.

8. To the knowledge of the undersigned, there are no Liens on any Receivables in the Trust except as described below:
                  "NONE"

9. The amount by which the Aggregate Principal Receivables exceeds the Aggregate Principal Receivables required to be maintained pursuant to the
    Pooling and Servicing Agreement, is equal to............$  351,071,064.27

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 10th Day of December 2001.

PEOPLE'S BANK
Servicer

By : /s/Deborah S. Asetta
     Name:  Deborah S. Asetta
     Title: First Vice President


                                                       Schedule  -  to Monthly
                                                       Servicer's Certificate
                                  PEOPLE'S BANK

             People's Bank Credit Card Master Trust, Series 1996-1

                    For the December 10, 2001 Determination Date

                      For the November 2001 Monthly Period

1.  The aggregate amount of Collections processed during the preceding Monthly
    Period (equal to 1(a) plus 1(b)) was equal to...........$    66,224,848.93

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 1996-1 was equal
    to......................................................$     1,196,868.07

   (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal
   Receivables") allocated to Series 1996-1 was equal to....$    65,027,980.86

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1996-1 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1996-1 as of the Transfer Date relating to the preceding Monthly Period was equal
    to......................................................$    28,268,296.64

3. (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1996-1, as of the end of the last day of the
    preceding Monthly Period was equal to...................$    27,071,428.57

    (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date,
    will be.................................................$    27,071,428.57

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1996-1 as of the end of the last day of the preceding
    Monthly Period was equal to.............................$             0.00

5. The aggregate amount of withdrawals required to be made under the Cash Collateral Account pursuant to Section 4.6 on the Determination Date in
    the current calendar month is equal to..................$             0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1996-1 on the next succeeding Transfer
    Date is equal to........................................$        59,527.10

    (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next
    succeeding Transfer Date is equal to....................$             0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1996-1 on the Distribution Date in the current Monthly Period is equal to:

    Class A Certificateholders
    Payable in respect of principal........................$     27,071,428.57
    Payable in respect of interest.........................$        107,323.17
    Total..................................................$     27,178,751.74

    Class B Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$         44,426.67
    Total..................................................$         44,426.67

 8.  No Series Pay Out Event or Trust Pay Out Event has occurred.

                                                       Schedule  -  to Monthly
                                                       Servicer's Certificate
                                  PEOPLE'S BANK

             People's Bank Credit Card Master Trust, Series 1997-1

                    For the December 10, 2001 Determination Date

                      For the November 2001 Monthly Period

1.  The aggregate amount of Collections processed during the preceding Monthly
    Period (equal to 1(a) plus 1(b)) was equal to...........$    89,317,086.77

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 1997-1 was equal
    to......................................................$     8,032,110.80

   (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal
   Receivables") allocated to Series 1997-1 was equal to....$    81,284,975.97

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1997-1 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1997-1 as of the Transfer Date relating to the preceding Monthly Period was equal
    to......................................................$     8,032,110.80

3. (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1997-1, as of the end of the last day of the
    preceding Monthly Period was equal to...................$   116,592,004.43

    (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date,
    will be.................................................$   116,592,004.43

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1997-1 as of the end of the last day of the preceding
    Monthly Period was equal to.............................$             0.00

5. The aggregate amount of withdrawals required to be made under the Enhancement pursuant to Section 4.6 on the Determination Date in
    the current calendar month is equal to..................$             0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1997-1 on the next succeeding Transfer
    Date is equal to........................................$       389,148.88

    (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next
    succeeding Transfer Date is equal to....................$             0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1997-1 on the Distribution Date in the current Monthly Period is equal to:

    Class A Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$        831,111.11
    Total..................................................$        831,111.11

    Class B Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$         72,000.00
    Total..................................................$         72,000.00

    Collateral Interest
    Payable in respect of principal........................$     10,342,004.43
    Payable in respect of interest.........................$         45,884.66
    Total..................................................$     10,387,889.09

 8.  No Series Pay Out Event or Trust Pay Out Event has occurred.


                                                      Schedule  -  to Monthly
                                                       Servicer's Certificate
                                  PEOPLE'S BANK

             People's Bank Credit Card Master Trust, Series 1997-2

                    For the December 10, 2001 Determination Date

                      For the November 2001 Monthly Period

1.  The aggregate amount of Collections processed during the preceding Monthly
    Period (equal to 1(a) plus 1(b)) was equal to...........$    89,253,357.92

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 1997-2 was equal
    to......................................................$     7,968,381.95

   (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal
   Receivables") allocated to Series 1997-2 was equal to....$    81,284,975.97

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1997-2 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1997-2 as of the Transfer Date relating to the preceding Monthly Period was equal
    to......................................................$     7,968,381.95

3. (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1997-2, as of the end of the last day of the
    preceding Monthly Period was equal to...................$             0.00

    (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date,
    will be.................................................$             0.00

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1997-2 as of the end of the last day of the preceding
    Monthly Period was equal to.............................$             0.00

5. The aggregate amount of withdrawals required to be made under the Enhancement pursuant to Section 4.6 on the Determination Date in
    the current calendar month is equal to..................$             0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1997-2 on the next succeeding Transfer
    Date is equal to........................................$       396,092.88

    (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next
    succeeding Transfer Date is equal to....................$             0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1997-2 on the Distribution Date in the current Monthly Period is equal to:

   Class A Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$        834,888.89
    Total..................................................$        834,888.89

    Class B Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$         72,300.00
    Total..................................................$         72,300.00

    Collateral Interest
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$         70,833.34
    Total..................................................$         70,833.34

 8.  No Series Pay Out Event or Trust Pay Out Event has occurred.


                                                       Schedule  -  to Monthly
                                                       Servicer's Certificate
                                  PEOPLE'S BANK

             People's Bank Credit Card Master Trust, Series 1998-1

                    For the December 10, 2001 Determination Date

                      For the November 2001 Monthly Period

1.  The aggregate amount of Collections processed during the preceding Monthly
    Period (equal to 1(a) plus 1(b)) was equal to...........$   71,402,717.58

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 1998-1 was equal
    to......................................................$    6,374,736.81

   (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal
   Receivables") allocated to Series 1998-1 was equal to....$   65,027,980.77

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1998-1 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1998-1 as of the Transfer Date relating to the preceding Monthly Period was equal
    to......................................................$    6,374,736.81

3. (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1998-1, as of the end of the last day of the
    preceding Monthly Period was equal to...................$             0.00

    (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date,
    will be.................................................$             0.00

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1998-1 as of the end of the last day of the preceding
    Monthly Period was equal to.............................$             0.00

5. The aggregate amount of withdrawals required to be made under the Enhancement pursuant to Section 4.6 on the Determination Date in
    the current calendar month is equal to..................$             0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1998-1 on the next succeeding Transfer
    Date is equal to........................................$       316,874.30

    (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next
    succeeding Transfer Date is equal to....................$             0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1998-1 on the Distribution Date in the current Monthly Period is equal to:

    Class A Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$        676,853.33
    Total..................................................$        676,853.33

    Class B Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$         58,080.00
    Total..................................................$         58,080.00

    Collateral Interest
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$         45,422.22
    Total..................................................$         45,422.22

 8.  No Series Pay Out Event or Trust Pay Out Event has occurred.


                                                      Schedule  -  to Monthly
                                                       Servicer's Certificate
                                  PEOPLE'S BANK

             People's Bank Credit Card Master Trust, Series 1999-1

                    For the December 10, 2001 Determination Date

                      For the November 2001 Monthly Period

1.  The aggregate amount of Collections processed during the preceding Monthly
    Period (equal to 1(a) plus 1(b)) was equal to...........$   71,423,496.50

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 1999-1 was equal
    to......................................................$    6,395,515.73

   (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal
   Receivables") allocated to Series 1999-1 was equal to....$   65,027,980.77

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1999-1 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1999-1 as of the Transfer Date relating to the preceding Monthly Period was equal
    to......................................................$    6,395,515.73

3. (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1999-1, as of the end of the last day of the
    preceding Monthly Period was equal to...................$    33,718,158.29

    (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date,
    will be.................................................$    33,718,158.29

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1999-1 as of the end of the last day of the preceding
    Monthly Period was equal to.............................$             0.00

5. The aggregate amount of withdrawals required to be made under the Enhancement pursuant to Section 4.6 on the Determination Date in
    the current calendar month is equal to..................$             0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1999-1 on the next succeeding Transfer
    Date is equal to........................................$       314,866.11

    (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next
    succeeding Transfer Date is equal to....................$             0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1999-1 on the Distribution Date in the current Monthly Period is equal to:

    Class A Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$        712,053.33
    Total..................................................$        712,053.33

    Class B Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$         68,568.89
    Total..................................................$         68,568.89

    Collateral Interest
    Payable in respect of principal........................$      2,990 885.56
    Payable in respect of interest.........................$         49,853.33
    Total..................................................$      3,040,738.89

 8.  No Series Pay Out Event or Trust Pay Out Event has occurred.



              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1996-1
                            MONTHLY SERVICER'S REPORT

Number of Months Series in Existence                                      65
Monthly Period Ended                                       November 30, 2001
Distribution Date                                          December 17, 2001
Determination Date                                         December 10, 2001
Number of Days in Period                                                  32

1.  Trust Activity Series 1996-1

    Beginning of Month - Aggregate Principal Receivables    2,389,831,087.12

    Principal Collections on the Receivables                   388,514,724.96

    Finance Charge Collections on the Receivables               38,064,995.56

    Receivables in Defaulted Accounts                           21,650,765.89

    End of Month - Aggregate Principal Receivables           2,380,703,032.78

    Investor Interest Series 1996-1                             48,071,428.58
    Investor Interest Series 1997-1                            480,892,370.57
    Investor Interest Series 1997-2                            500,000,000.00
    Investor Interest Series 1998-1                            400,000,000.00
    Investor Interest Series 1999-1                            394,474,114.44
    Seller Principal Receivables                               557,265,119.19

    Total Investor Percentage with respect to...
                           Finance Charges                         2.0192115%
                           Charged-Off Accounts                    2.0192115%
                           Principal Receivables                  16.8017596%

    Class A Percentage with respect to...
                           Finance Charges                         1.1371191%
                           Charged-Off Accounts                    1.1371191%
                           Principal Receivables                  15.9196672%

    Class B Percentage with respect to...
                           Finance Charges                         0.8820924%
                           Charged-Off Accounts                    0.8820924%
                           Principal Receivables                   0.8820624%

    Seller Percentage with respect to ...
                           Finance Charges                        23.4075864%
                           Charged-Off Accounts                   23.4075864%
                           Principal Receivables                   7.5903223%

2.  Allocation of Funds in Collection Account

    Class A Available Finance Charge Collections                   862,382.13

    Class A Monthly Cap Interest Payable to Class A Certificateholders
    (See "Calculation of Certificate Interest" #3)                 107,323.17
     Unpaid Class A Monthly Cap Interest                                 0.00

    Class A Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #6)                 90,238.10
     Unpaid Class A Monthly Servicing Fee                                0.00


    Class A Investor Default Amount                                490,509.28
     Unpaid Class A Investor Default Amount                              0.00

    Unreimbursed Class A Investor Charge-offs                            0.00
     Unpaid unreimbursed Class A Investor Charge-offs                    0.00

    Excess Spread from Class A Available Finance Charge
     Collections                                                   174,311.58

    Class A Required Amount                                              0.00

    Class B Available Finance Charge Collections                   334,485.94

    Class B Monthly Cap Interest Payable to Class B Certificateholders
    (See "Calculation of Certificate Interest" #3)                  44,426.67
     Unpaid Class B Monthly Cap Interest                                 0.00

    Class B Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #6)                 35,000.00
     Unpaid Class B Monthly Servicing Fee                                0.00

    Class B Investor Default Amount                                190,250.30
     Unpaid Class B Investor Default Amount                              0.00

    Unreimbursed Class B Investor Charge-offs                            0.00
     Unpaid unreimbursed Class B Investor Charge-offs                    0.00

    Excess Spread from Class B Available Finance Charge
     Collections                                                    64,808.97

    Class B Required Amount                                              0.00

    Total Excess Spread                                            239,120.55

    Excess Spread used to satisfy Class A Required Amount                0.00
     Excess Spread used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                               0.00
     Excess Spread used to satisfy remaining unpaid Class A
      Monthly Servicing Fee                                              0.00
     Excess Spread used to satisfy remaining unpaid Class A
      Investor Default Amount                                            0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class A Investor Charge-offs                                       0.00
     Remaining Class A Required Amount                                   0.00

    Excess Spread used to satisfy Class B Required Amount                0.00
     Excess Spread used to satisfy remaining unpaid Class B
      Monthly Cap Interest                                               0.00
     Excess Spread used to satisfy remaining unpaid Class B
      Monthly Servicing Fee                                              0.00
     Excess Spread used to satisfy remaining unpaid Class B
      Investor Default Amount                                            0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class B Investor Charge-offs                                       0.00
     Remaining Class B Required Amount                                   0.00

    Shared Finance Charges used to satisfy remaining Class A Required
     Amount                                                              0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class A Monthly Cap Interest                                      0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class A Monthly Servicing Fee                                     0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class A Investor Default Amount                                   0.00
      Shared Finance Charges used to satisfy remaining unpaid
       unreimbursed Class A Investor Charge-offs                         0.00
      Remaining Class A Required Amount                                  0.00

    Cash Collateral Withdrawal used to satisfy remaining Class A
     Required Amount                                                     0.00
      Cash Collateral Withdrawal used to satisfy remaining unpaid
       Class A Monthly Cap Interest                                      0.00
      Cash Collateral Withdrawal used to satisfy remaining unpaid
       Class A Monthly Servicing Fee                                     0.00
      Cash Collateral Withdrawal used to satisfy remaining unpaid
       Class A Investor Default Amount                                   0.00
      Cash Collateral Withdrawal used to satisfy remaining unpaid
       unreimbursed Class A Investor Charge-offs                         0.00
      Remaining Class A Required Amount                                  0.00

    Reallocated Class B Principal Collections used to satisfy remaining
     Class A Required Amount                                             0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                     0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                    0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                  0.00
      Reallocated Class B Principal Collections used to satisfy
       unpaid unreimbursed Class A Investor Charge-offs                  0.00
      Remaining Class A Required Amount                                  0.00

    Reallocated Class B Investor Interest used to satisfy remaining
     Class A Required Amount                                             0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                     0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                    0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                  0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs        0.00
      Remaining Class A Required Amount                                  0.00

    Shared Finance Charges used to satisfy remaining Class B Required
     Amount                                                              0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Cap Interest                                      0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Servicing Fee                                     0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Investor Default Amount                                   0.00
      Shared Finance Charges used to satisfy remaining unpaid
       unreimbursed Class B Investor Charge-offs                         0.00
      Remaining Class B Required Amount                                  0.00

    Cash Collateral Withdrawal used to satisfy remaining Class B
     Required Amount                                                     0.00
      Cash Collateral Withdrawal used to satisfy remaining unpaid
       Class B Monthly Cap Interest                                      0.00
      Cash Collateral Withdrawal used to satisfy remaining unpaid
       Class B Monthly Servicing Fee                                     0.00
      Cash Collateral Withdrawal used to satisfy remaining Class B
       unpaid Investor Default Amount                                    0.00
      Cash Collateral Withdrawal used to satisfy remaining unpaid
       unreimbursed Class B Investor Charge-offs                         0.00
      Remaining Class B Required Amount                                  0.00

    Excess Spread used to satisfy interest on overdue Class A
    (See "Calculation of Certificate Interest" #3)                       0.00

    Excess Spread used to satisfy interest on overdue Class B
    (See "Calculation of Certificate Interest" #3)                       0.00

    Excess Spread used to satisfy reimbursements of Class B
     Investor Interest                                                   0.00

    Excess Spread used to satisfy deposits into Required Cash
     Collateral Account                                                  0.00

    Excess Spread used to satisfy shortfalls of the Class A Interest
     Payments                                                            0.00

    Excess Spread used to satisfy shortfalls of the Class B Interest
     Payments                                                            0.00

    Excess Spread used to satisfy payments per Loan Agreement      239,120.55

    Excess Spread used to satisfy Class A Excess Interest                0.00

    Excess Spread used to satisfy Class B Excess Interest                0.00

    Remaining Excess Spread after Funding Spread Account
     (Shortfall) (dollars)                                         239,120.55
    Remaining Excess Spread after Funding Spread Account
     (Shortfall) (percentage of Investor Interest)                       3.82%

    Class A Investor Certificate Interest Shortfall (Deficiency Amounts) 0.00

    Class A Charge-offs                                                  0.00
    Unreimbursed Class A Charge Offs                                     0.00
    Unreimbursed Class A Charge Offs per $1,000 Original Investment      0.00

    Class A Monthly Servicing Fee Shortfall                              0.00

    Class B Investor Certificate Interest Shortfall                      0.00

    Class B Charge-offs                                                  0.00
    Unreimbursed Class B Charge Offs                                     0.00
    Unreimbursed Class B Charge Offs per $1,000 Original Investment      0.00

    Class B Monthly Servicing Fee Shortfall                              0.00

    Available Principal Collections                             65,027,980.86

    Monthly Principal Payable To Class A Certificateholders
    (See "Calculation of Monthly Principal" #4)                 27,071,428.57

    Monthly Principal Payable To Class B Certificateholders
    (See "Calculation of Monthly Principal" #4)                          0.00

    Monthly Principal Reinvested In Receivables
    (See "Calculation of Monthly Principal" #4)                 33,408,614.85

    (Net Deposit)/Draws on Shared Principal Collections         (5,228,696.97)

    Required Shared Finance Charge Collections from other Series         0.00
    Draw on Shared Finance Charge Collections from other Series          0.00

    Withdrawal from Cash Collateral Account                              0.00

    Class B Investor Certificate Interest Shortfall
     (Deficiency Amounts)                                                0.00

    Required Shared Finance Charge Collections for other
     Series                                                              0.00
    Deposit of Shared Finance Charge Collections for other
     Series                                                              0.00

    Total Distribution to Class A Investors                     27,178,751.74
    Total Distribution to Class A Investors per $1,000 Invested         71.71

    Total Distribution to Class B Investors                         44,426.67
    Total Distribution to Class B Investors per $1,000 Invested          2.12

3.  Calculation of Certificate Interest

    Class A Certificate Rate                                          2.23000%
    Class A Interest Rate Cap Provider Deposit                           0.00

    Previous Month's Class A Deficiency Amount                           0.00

    Class A Interest at the Certificate Rate + 0.5% on Deficiency
     Amount                                                              0.00

    This Month Class A Certificate Interest                        107,323.17

    Expected Class A Principal                                  54,142,857.15
    This Month Class A Cap Shortfall                                     0.00
    Class A Excess Interest                                              0.00

    Total Class A Interest Distributable to Class A
     Certificateholders                                            107,323.17
    Total Class A Interest Distributable per $1,000 of Class A
     Original Investment                                                 0.28

    Class B Certificate Rate                                         2.38000%
    Class B Interest Rate Cap Provider Deposit                           0.00

    Previous Month's Class B Deficiency Amount                           0.00

    Class B Interest at the Certificate Rate + 0.5% on Deficiency
     Amount                                                              0.00

    This Month Class B Certificate Interest                         44,426.67

    Expected Class B Principal                                  21,000,000.00
    This Month Class B Cap Shortfall                                     0.00
    Class B Excess Interest                                              0.00

    Total Class B Interest Distributable to Class B
     Certificateholders                                             44,426.67
    Total Class B Interest Distributable per $1,000 of Class B
     Original Investment                                                 2.12

    Total Certificate Interest Distributable to
     Certificateholders                                            151,749.84

    Total Certificate Interest Distributable per $1,000 of
     Original Investment                                                 0.38

4.  Calculation of Monthly Principal

    Beginning Investor Interest                                 75,142,857.15

    Beginning Class A Interest                                  54,142,857.15

    Class A Available Principal Collections                     61,614,011.81
    Class A Monthly Unreimbursed Charge-Offs                             0.00
    Total Class A Monthly Principal                             62,104,521.09

    Class A Monthly Principal Reinvested in Receivables         31,265,647.37

    Class A Controlled Amortization Amount                      27,071,428.57

    Maximum Monthly Principal to Class A Certificateholders     27,071,428.57

    Class A Deficit Controlled Amortization Amount                       0.00

    Monthly Principal Payable to Class A Certificateholders     27,071,428.57
    Class A Monthly Principal Payable per $1,000 of Original Investment 71.43

    Beginning Class B Interest                                  21,000,000.00

    Class B Available Principal Collections                      3,413,969.00
    Class B Monthly Unreimbursed Charge-Offs                             0.00
    Total Class B Monthly Principal                              3,604,219.30

    Class B Reallocated Principal Collections                            0.00
    Prior Month's Cumulative Class B Reallocated Principal Collections   0.00
    Class B Reallocated Investor Interest                                0.00
    Prior Month's Cumulative Class B Reallocated Investor Interest       0.00

    Class B Monthly Principal Reinvested in Receivables          2,142,967.48

    Class B Controlled Amortization Amount                               0.00

    Maximum Monthly Principal to Class B Certificateholders              0.00

    Required Shared Principal Collections for other Series      30,856,671.90
    Deposit of Shared Principal Collections for other Series     5,228,696.97
    Required Shared Principal Collections from other Series              0.00
    Draw on Shared Principal Collections from other Series               0.00

    Class B Deficit Controlled Amortization Amount                       0.00

    Monthly Principal Payable to Class B Certificateholders              0.00
    Class B Monthly Principal Payable per $1,000 of Original Investment  0.00

    Ending Investor Interest                                    48,071,428.58
    Ending Class A Interest                                     27,071,428.58
    Ending Class B Interest                                     21,000,000.00

5.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal
      Amount to 7 decimal places)                                   0.1201786

6.  Calculation of Monthly Servicing Fee

    Series Servicing Fee Percentage                                     2.00%

    Beginning Class A Investor Interest                         54,142,857.15
    Beginning Class B Investor Interest                         21,000,000.00
    Beginning Investor Interest                                 75,142,857.15

    Class A Monthly Servicing Fee                                   90,238.10
    Class B Monthly Servicing Fee                                   35,000.00
    Total Monthly Servicing  Fee                                   125,238.10

7.  Cash Collateral Account Activity

    Beginning of Month Balance                                  12,000,000.00

    Required Cash Collateral Account Amount                     12,000,000.00

    Excess Spread used to satisfy payments per Loan Agreement      239,120.55

    Cash Collateral Account Deposits                                     0.00

    Reinvestment Income Received on Cash Collateral Account         19,500.00

    Aggregate Cash Collateral Account Draws                              0.00

    Available Cash Collateral Amount     (Dollars)              12,000,000.00
    Available Cash Collateral Amount     (Percentage)                  15.97%

8.  Past Due Statistics
    (past due on a contractual basis)
    1-29 days past due     Dollars                              93,940,297.64
                           Percent Dollars                              3.95%
                           Number of Accts                             25,220
                           Percent Number of Accts                      1.04%

    30-59 days past due    Dollars                              36,542,284.76
                           Percent Dollars                              1.53%
                           Number of Accts                              7,491
                           Percent Number of Accts                      0.31%

    60-89 days past due    Dollars                              27,583,377.52
                           Percent Dollars                              1.16%
                           Number of Accts                              5,123
                           Percent Number of Accts                      0.21%

    90-119 days past due   Dollars                              23,567,130.37
                           Percent Dollars                              0.99%
                           Number of Accts                              4,218
                           Percent Number of Accts                      0.17%

    120-149 days past due  Dollars                              20,552,002.21
                           Percent Dollars                              0.86%
                           Number of Accts                              3,502
                           Percent Number of Accts                      0.14%

    150+ days past due     Dollars                              18,359,883.60
                           Percent Dollars                              0.77%
                           Number of Accts                              3,031
                           Percent Number of Accts                      0.13%

9. Base Rate Calculation

   Gross Yield                                                 19.11%

   Percentage on Defaulted Accounts                            10.87%

   Portfolio Yield   (net of losses)                            8.24%

   Base Rate                                                    4.27%

   Excess of Portfolio Yield over Base Rate                     3.97%

10. Number of Accounts in the Trust

    Number of Additional Accounts                                          0
    Number of Expired Removed Accounts                                63,647
    Number of Removed Accounts                                             0
    Number of Automatic Additonal Accounts                            13,276
    Ending Number of Accounts                                      2,418,445


              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1997-1
                            MONTHLY SERVICER'S REPORT


Number of Months Series in Existence                                      57
Monthly Period Ended                                       November 30, 2001
Distribution Date                                          December 17, 2001
Determination Date                                         December 10, 2001
Number of Days in Period                                                  32

1.  Trust Activity Series 1997-1

    Beginning of Month - Aggregate Principal Receivables   2,389,831,087.12

    Principal Collections on the Receivables                  388,514,724.96

    Finance Charge Collections on the Receivables              38,064,995.56

    Receivables in Defaulted Accounts                          21,650,765.89

    End of Month - Aggregate Principal Receivables          2,380,703,032.78

    Investor Interest Series 1996-1                            48,071,428.58
    Investor Interest Series 1997-1                           480,892,370.57
    Investor Interest Series 1997-2                           500,000,000.00
    Investor Interest Series 1998-1                           400,000,000.00
    Investor Interest Series 1999-1                           394,474,114.44
    Seller Principal Receivables                              557,265,119.19

    Adjusted Investor Interest Series 1997-1                  374,642,370.57
     Class A Adjusted Investor Interest                       318,750,000.00
     Class B Investor Interest                                 33,750,000.00
     Collateral Interest                                       22,142,370.57

    Total Investor Percentage with respect to...
                           Finance Charges                       15.7366276%
                           Charged-Off Accounts                  15.7366276%
                           Principal Receivables                 21.0021995%


    Class A Percentage with respect to...
                           Finance Charges                       13.3889022%
                           Charged-Off Accounts                  13.3889022%
                           Principal Receivables                 17.8518696%

    Class B Percentage with respect to...
                           Finance Charges                        1.4176485%
                           Charged-Off Accounts                   1.4176485%
                           Principal Receivables                  1.4176485%

    Collateral Interest Percentage with respect to...
                           Finance Charges                        0.9300770%
                           Charged-Off Accounts                   0.9300770%
                           Principal Receivables                  1.7326815%

    Seller Percentage with respect to...
                           Finance Charges                       23.4075864%
                           Charged-Off Accounts                  23.4075864%
                           Principal Receivables                  7.5903223%

    Discount Option Exercised                                            N/A

2.  Allocation of Funds in Collection Account

    Class A Available Finance Charge Collections                6,977,136.16

    Class A Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)                623,333.33
     Unpaid Class A Monthly Cap Rate Interest                           0.00

    Class A Covered Amount
    (See "Calculation of Certificate Interest" #4)                207,777.78
     Unpaid Class A Covered Amount                                      0.00

    Class A Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)               708,333.33
     Unpaid Class A Monthly Servicing Fee                               0.00

    Class A Investor Default Amount                             3,850,303.71
     Unpaid Class A Investor Default Amount                             0.00

    Unreimbursed Class A Investor Charge-offs                           0.00
     Unpaid unreimbursed Class A Investor Charge-offs                   0.00

    Excess Spread from Class A Available Funds                  1,587,388.01

    Class A Required Amount                                             0.00

    Class B Available Finance Charge Collections                  537,566.70

    Class B Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)                 72,000.00
     Unpaid Class B Monthly Cap Interest                                0.00

    Class B Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)"               56,250.00
     Unpaid Class B Monthly Servicing Fee                               0.00

    Class B Investor Default Amount                               305,759.41
     Unpaid Class B Investor Default Amount                             0.00

    Unreimbursed Class B Investor Charge-offs                           0.00
     Unpaid unreimbursed Class B Investor Charge-offs                   0.00

    Excess Spread from Class B Available Funds                    103,557.29

    Class B Required Amount                                             0.00

    Collateral Available Finance Charge Collections                517,407.94

    Collateral Interest Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                 54,140.63
     Unpaid Collateral Interest Monthly Servicing Fee                    0.00

    Excess Spread from Collateral Available Finance Charge
     Collections                                                   463,267.31

    Total Excess Spread                                          2,154,212.61

    Excess Spread used to satisfy Class A Required Amount                0.00
     Excess Spread used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                               0.00
     Excess Spread used to satisfy remaining unpaid Class A Covered
      Amount                                                             0.00
     Excess Spread used to satisfy remaining unpaid Class A Monthly
      Servicing Fee                                                      0.00
     Excess Spread used to satisfy remaining unpaid Class A Investor
      Default Amount                                                     0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class A Investor Charge-offs                                       0.00
     Remaining Class A Required Amount                                   0.00

    Excess Spread used to satisfy Class B Required Amount                0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Cap Interest                                                       0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Servicing Fee                                                      0.00
     Excess Spread used to satisfy remaining unpaid Class B Investor
      Default Amount                                                     0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class B Investor Charge-offs                                       0.00
     Remaining Class B Required Amount                                   0.00

    Shared Finance Charges used to satisfy remaining Class A Required
     Amount                                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                              0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Covered Amount                                                    0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Servicing Fee                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Investor Default Amount                                           0.00
     Shared Finance Charges used to satisfy remaining unpaid
      unreimbursed Class A Investor Charge-offs                         0.00
     Remaining Class A Required Amount                                  0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
        remaining unpaid Class A Covered Amount                         0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid unreimbursed  Class A Investor Charge-offs      0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Shared Finance Charges used to satisfy remaining Class B
     Required Amount                                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Cap Interest                                     0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Servicing Fee                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Investor Default Amount                                  0.00
      Shared Finance Charges used to satisfy remaining unpaid
       unreimbursed Class B Investor Charge-offs                        0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Excess Spread used to satisfy interest on overdue Class A
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class A                       0.00

    Excess Spread used to satisfy interest on overdue Class B
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class B                       0.00

    Excess Spread used to satisfy unreimbursed reductions to Class B
     Investor Interest from prior periods                               0.00
      Unpaid unreimbursed reductions to Class B Investor Interest
       from prior periods                                               0.00

    Excess Spread used to pay Collateral Monthly Interest          45,884.66
     Remaining unpaid Collateral Monthly Interest                       0.00

    Excess Spread used to satisfy excess of Class A Monthly
     Interest over Class A Monthly Cap Rate (other than Class A
     Excess Interest)                                                   0.00
    Remaining excess of Class A Monthly Interest over Class A
     Monthly Cap Rate (other than Class A Excess Interest)              0.00

    Excess Spread used to satisfy excess of Class B Monthly Interest over Class B Monthly Cap Rate (other than Class B Excess Interest) 0.00 Remaining excess of Class B Monthly Interest over Class B Monthly
     Cap Rate (other than Class B Excess Interest)                      0.00

    Excess Spread used to satisfy Collateral Default Amount       294,293.43
     Remaining Collateral Default Amount                                0.00

    Excess Spread used to satisfy unreimbursed reductions to
     Collateral Investor Interest from prior periods                    0.00
      Remaining unreimbursed reductions to Collateral Investor
       Interest from prior periods                                      0.00

    Excess Spread used to fund Reserve Account up to Required
     Reserve Account Amount                                        91,290.90
      Remaining amount to fund Reserve Account up to Required
       Reserve Account Amount                                           0.00

    Excess Spread used to satisfy amounts per Loan Agreement            0.00

    Remaining unfunded amount to pay amounts per Loan
     Agreement                                                          0.00
    Excess Spread used to satisfy Class A Excess Interest               0.00
    Excess Spread used to satisfy Class B Excess Interest               0.00
    Excess Spread used for Shared Finance Charge Collections
     for Other Series                                                   0.00
    Excess Spread used to pay other accrued and unpaid expenses
     of the Trust                                                       0.00
    Excess Spread paid to Holder of Exchangeable Seller
     Certificate (dollars)                                      1,722,743.61
    Excess Spread paid to Holder of Exchangeable Seller Certificate
     (percentage of Investor Interest)                                  4.21%

    Shared Finance Charge Collections used to pay any remaining
     Collateral Interest Monthly Servicing Fee                          0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Class B Investor Interest                                       0.00
    Shared Finance Charge Collections used to pay any unpaid
     Collateral Monthly Interest                                        0.00
    Shared Finance Charge Collections used to satisfy remaining excess of Class A Monthly Interest over Class A Monthly
       Cap (other than Class A Excess Interest)                         0.00
      Shared Finance Charge Collections used to satisfy remaining excess of Class B Monthly Interest over Class B Monthly
       Cap Rate (other than Class B Excess Interest)                    0.00

    Shared Finance Charge Collections used to pay remaining
     Collateral Interest Defaults                                       0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Collateral Investor Interest                                    0.00
    Shared Finance Charge Collections used to pay any remaining
     amount to fund up Reserve Account                                  0.00
    Shared Finance Charge Collections used to satisfy amounts
     per Loan Agreement                                                 0.00
    Shared Finance Charge Collections paid to Holder of
     Exchangeable Seller Certificate                                    0.00

    Unpaid unreimbursed Class A Charge Offs                             0.00
    Unpaid unreimbursed Class A Charge Offs per $1,000 Original
     Investment                                                         0.00

    Unpaid unreimbursed Class B Charge Offs                             0.00
    Unpaid unreimbursed Class B Charge Offs per $1,000 Original
     Investment                                                         0.00

    Available Investor Principal Collections                   85,735,332.52
    Available Investor Principal Collections plus Draws from
     Shared Principal Collections                             116,592,004.43

    Class A Monthly Principal
    (See "Calculation of Monthly Principal" #5)               106,250,000.00

    Class B Monthly Principal
    (See "Calculation of Monthly Principal" #5)                         0.00

    Collateral Monthly Principal
    (See "Collateral Interest Amount Activity" #8)             10,342,004.43

    Monthly Principal Reinvested In Receivables (includes
     Investor Default amounts)
    (See "Calculation of Monthly Principal" #5)                         0.00

    (Net Deposit)/Draws on Shared Principal Collections        30,856,671.90

    Required Shared Finance Charge Collections from other
     Series                                                             0.00
    Draw on Shared Finance Charge Collections from other
     Series                                                             0.00

    Required Shared Finance Charge Collections for other
     Series                                                             0.00
    Deposit of Shared Finance Charge Collections for other
     Series                                                             0.00

    Total Distribution to Class A Investors                       831,111.11
    Total Distribution to Class A Investors per $1,000
     Invested                                                           1.96

    Total Distribution to Class B Investors                        72,000.00
    Total Distribution to Class B Investors per $1,000
     Invested                                                           2.13

    Total Distribution to Collateral Interest Holders          10,387,889.09
    Total Distribution to Collateral Interest Holders per
     $1,000 Invested                                                  251.83

3. Principal Funding Account and Reserve Account

   Beginning Balance of Principal Funding Account             106,250 000.00
   Deposits into Principal Funding Account                    106,250,000.00
   Withdrawals from Principal Funding Account                           0.00
   Ending Balance of Principal Funding Account                212,500,000.00

   Accumulation Shortfall                                               0.00

   Principal Funding Investment Proceeds                          112,053.71
   Principal Funding Investment Shortfall                          95,724.07

   Beginning Balance of Reserve Account                         2,125,000.00
   Available Reserve Account Amount                             2,125,000.00
   Reserve Account Funding Date                                August 14, 2001
   Required Reserve Account Amount                              2,125,000.00
   Reserve Account Investment Proceeds                              4,433.17
   Deposit from Excess Spread into Reserve Account                 91,290.90
   Reserve Account Draws                                           95,724.07
   Ending Balance of Reserve Account                            2,125,000.00
   Percent Reserve Account to Total Initial Class A Interest            0.50%
   Percent Required Reserve Account to Total Initial Class A Interest   0.50%

4.  Calculation of Certificate Interest

    Class A Certificate Rate                                        2.20000%
    Class A Cap Rate                                               10.12000%

    Previous Month's Class A Deficiency Amount                         0.00

    Class A Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class A Covered Amount                                       207,777.78
    Overdue Class A Covered Amount                                     0.00
    Principal Funding Investment Proceeds                        112,053.71
    Principal Funding Investment Shortfall                        95,724.07
    Reserve Account Draws                                         95,724.07

    Class A Investor Certificate Interest Shortfall                    0.00

    Class A Monthly Cap Rate Interest                            623,333.33
    Class A Monthly Interest                                     831,111.11

    Expected Class A Principal                               212,500,000.00
    Class A Excess Principal                                           0.00
    Class A Excess Interest                                            0.00

    Total Class A Interest Distributable to Class A
     Certificateholders                                          831,111.11
    Total Class A Interest Distributable per $1,000 of
     Class A Original Investment                                       1.96

    Class B Certificate Rate                                        2.40000%
    Class B Cap Rate                                               10.32000%

    Previous Month's Class B Deficiency Amount                         0.00

    Class B Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class B Investor Certificate Interest Shortfall                    0.00

    Class B Monthly Cap Rate Interest                             72,000.00
    Class B Monthly Interest                                      72,000.00

    Expected Class B Principal                                33,750,000.00
    Class B Excess Principal                                           0.00
    Class B Excess Interest                                            0.00

    Total Class B Interest Distributable to Class B
     Certificateholders                                           72,000.00
    Total Class B Interest Distributable per $1,000 of Class B
     Original Investment                                               2.13

    Total Certificate Interest Distributable to Class A and
     Class B Certificateholders                                  903,111.11

    Total Certificate Interest Distributable per $1,000 of
     Original Investment to Class A and Class B Certificateholders     1.97

5.  Calculation of Monthly Principal

    Beginning Investor Interest                              491,234,375.00

    Beginning Class A Investor Interest                      425,000,000.00
    Class A Monthly Principal                                106,250,000.00
    Controlled Deposit Amount                                106,250,000.00
    Controlled Accumulation Amount                           212,500,000.00
    Total Class A Monthly Principal Payable to Class A
     Certificates                                                      0.00
    Ending Class A Investor Interest                         425,000,000.00

    Class A Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Beginning Class B Investor Interest                       33,750,000.00
    Class B Monthly Principal                                          0.00
    Reallocated Class B Investor Interest this period                  0.00
    Cumulative Reallocated Class B Investor Interest                   0.00
    Previously Reallocated Class B Investor Interest reimbursed this period by Excess Spread and Shared Finance Charge
     Collections                                                       0.00
    Total Class B Monthly Principal Payable to Class B Certificates    0.00

    Ending Class B Investor Interest                          33,750,000.00

    Class B Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Monthly Principal Reinvested in Receivables                        0.00
    Required Shared Principal Collections for other Series             0.00
    Deposit of Shared Principal Collections for other Series           0.00
    Required Shared Principal Collections from other Series   30,856,671.90
    Draw on Shared Principal Collections from other Series    30,856,671.90

    Ending Investor Interest                                 480,892,370.57

6.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal
     Amount to 7 decimal places)                                  0.9617847

7. Calculation of Monthly Servicing Fee

   Servicing Fee Percentage                                            2.00%

   Beginning Balance Class A Adjusted Investor Interest      425,000,000.00
   Beginning Class B Investor Interest                        33,750,000.00
   Beginning Collateral Investor Interest                     32,484,375.00

   Class A Monthly Servicing Fee                                 708,333.33
   Class B Monthly Servicing Fee                                  56,250.00
   Collateral Interest Monthly Servicing Fee                      54,140.63

   Total Monthly Servicing  Fee                                  818,723.96

8.  Collateral Interest Amount Activity

    Beginning Collateral Interest                             32,484,375.00

    Required Collateral Interest Amount                       22,142,370.57
    Collateral Interest Surplus                               10,342,004.43
    Collateral  Monthly Interest                                  45,884.66
    Collateral Monthly Principal                              10,342,004.43
    Reallocated Collateral Interest this period                        0.00
    Cumulative Reallocated Collateral Interest                         0.00
    Previously Reallocated Collateral Interest reimbursed this period by Excess Spread and Shared Finance Charge Collections 0.00 Collateral Monthly Principal Payable per $1,000 of
     Original Investment                                             250.72
    Collateral Interest Monthly Interest Payable per $1,000 of
     Original Investment                                               1.11
    Ending Collateral Interest                                22,142,370.57

    Collateral Default Amount this period                        294,293.43
    Aggregate uncovered Collateral Default Amount                      0.00

    Available Collateral Interest Amount  (Dollars)           22,142,370.57
    Available Collateral Interest Amount  (Percentage)               100.00%
    Ratio of Collateral Interest to Investor Interest                  4.60%

9.  Past Due Statistics
    (past due on a contractual basis)

    1-29 days past due     Dollars                             93,940,297.64
                           Percent Dollars                             3.95%
                           Number of Accts                           25,220
                           Percent Number of Accts                     1.04%

    30-59 days past due    Dollars                            36,542,284.76
                           Percent Dollars                             1.53%
                           Number of Accts                            7,491
                           Percent Number of Accts                     0.31%

    60-89 days past due    Dollars                            27,583,377.52
                           Percent Dollars                             1.16%
                           Number of Accts                            5,123
                           Percent Number of Accts                     0.21%

    90-119 days past due   Dollars                            23,567,130.37
                           Percent Dollars                             0.99%
                           Number of Accts                            4,218
                           Percent Number of Accts                     0.17%

    120-149 days past due  Dollars                            20,552,002.21
                           Percent Dollars                             0.86%
                           Number of Accts                            3,502
                           Percent Number of Accts                     0.14%

    150+ days past due     Dollars                            18,359,883.60
                           Percent Dollars                             0.77%
                           Number of Accts                            3,031
                           Percent Number of Accts                     0.13%



10. Base Rate Calculation

    Gross Yield                                              19.62%

    Percentage on Defaulted Accounts                         10.87%

    Portfolio Yield   (net of losses)                         8.75%

    Base Rate                                                 4.17%

    Excess of Portfolio Yield over Base Rate                  4.58%

1. Number of Accounts in the Trust

    Number of Additional Accounts                                         0
    Number of Expired Removed Accounts                               63,647
    Number of Removed Accounts                                            0
    Number of Automatic Additonal Accounts                           13,276
    Ending Number of Accounts                                     2,418,445


              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1997-2
                            MONTHLY SERVICER'S REPORT


Number of Months Series in Existence                                      51
Monthly Period Ended                                       November 30, 2001
Distribution Date                                          December 17, 2001
Determination Date                                         December 10, 2001
Number of Days in Period                                                  32

1.  Trust Activity Series 1997-2

    Beginning of Month - Aggregate Principal Receivables   2,389,831,087.12

    Principal Collections on the Receivables                  388,514,724.96

    Finance Charge Collections                                 38,064,995.56

    Receivables in Defaulted Accounts                          21,650,765.89

    End of Month - Aggregate Principal Receivables          2,380,703,032.78

    Investor Interest Series 1996-1                            48,071.428.58
    Investor Interest Series 1997-1                           480,892,370.57
    Investor Interest Series 1997-2                           500,000,000.00
    Investor Interest Series 1998-1                           400,000,000.00
    Investor Interest Series 1999-1                           394,474,114.44
    Seller Principal Receivables                              557,265,119.19

    Adjusted Investor Interest Series 1997-2                  500,000,000.00
     Class A Adjusted Investor Interest                       425,000,000.00
     Class B Investor Interest                                 33,750,000.00
     Collateral Interest                                       41,250,000.00

    Total Investor Percentage with respect to...
                           Finance Charges                       21.0021995%
                           Charged-Off Accounts                  21.0021995%
                           Principal Receivables                 21.0021995%


    Class A Percentage with respect to...
                           Finance Charges                       17.8518696%
                           Charged-Off Accounts                  17.8518696%
                           Principal Receivables                 17.8518696%

    Class B Percentage with respect to...
                           Finance Charges                        1.4176485%
                           Charged-Off Accounts                   1.4176485%
                           Principal Receivables                  1.4176485%

    Collateral Interest Percentage with respect to...
                           Finance Charges                        1.7326815%
                           Charged-Off Accounts                   1.7326815%
                           Principal Receivables                  1.7326815%

    Seller Percentage with respect to...
                           Finance Charges                       23.4075864%
                           Charged-Off Accounts                  23.4075864%
                           Principal Receivables                  7.5903223%

    Discount Option Exercised                                            N/A

2.  Allocation of Funds in Collection Account

    Class A Available Finance Charge Collections                6,773,789.29

    Class A Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)                834,888.89
     Unpaid Class A Monthly Cap Rate Interest                           0.00

    Class A Covered Amount
    (See "Calculation of Certificate Interest" #4)                      0.00
     Unpaid Class A Covered Amount                                      0.00

    Class A Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)               708,333.33
     Unpaid Class A Monthly Servicing Fee                               0.00

    Class A Investor Default Amount                             3,850,303.71
     Unpaid Class A Investor Default Amount                             0.00

    Unreimbursed Class A Investor Charge-offs                           0.00
     Unpaid unreimbursed Class A Investor Charge-offs                   0.00

    Excess Spread from Class A Available Funds                  1,380,263.36

    Class A Required Amount                                             0.00

    Class B Available Finance Charge Collections                  537,566.70

    Class B Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)                 72,300.00
     Unpaid Class B Monthly Cap Interest                                0.00

    Class B Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                56,250.00
     Unpaid Class B Monthly Servicing Fee                               0.00

    Class B Investor Default Amount                               305,759.41
     Unpaid Class B Investor Default Amount                             0.00

    Unreimbursed Class B Investor Charge-offs                           0.00
     Unpaid unreimbursed Class B Investor Charge-offs                   0.00

    Excess Spread from Class B Available Funds                    103,257.29

    Class B Required Amount                                             0.00

    Collateral Available Finance Charge Collections               657,025.96

    Collateral Interest Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                68,750.00
     Unpaid Collateral Interest Monthly Servicing Fee                   0.00

    Excess Spread from Collateral Available Finance Charge
     Collections                                                  588,275.96

    Total Excess Spread                                         2,071,796.61

    Excess Spread used to satisfy Class A Required Amount                0.00
     Excess Spread used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                               0.00
     Excess Spread used to satisfy remaining unpaid Class A Covered
      Amount                                                             0.00
     Excess Spread used to satisfy remaining unpaid Class A Monthly
      Servicing Fee                                                      0.00
     Excess Spread used to satisfy remaining unpaid Class A Investor
      Default Amount                                                     0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class A Investor Charge-offs                                       0.00
     Remaining Class A Required Amount                                   0.00

    Excess Spread used to satisfy Class B Required Amount                0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Cap Interest                                                       0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Servicing Fee                                                      0.00
     Excess Spread used to satisfy remaining unpaid Class B Investor
      Default Amount                                                     0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class B Investor Charge-offs                                       0.00
     Remaining Class B Required Amount                                   0.00

    Shared Finance Charges used to satisfy remaining Class A Required
     Amount                                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                              0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Covered Amount                                                    0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Servicing Fee                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Investor Default Amount                                           0.00
     Shared Finance Charges used to satisfy remaining unpaid
      unreimbursed Class A Investor Charge-offs                         0.00
     Remaining Class A Required Amount                                  0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
        remaining unpaid Class A Covered Amount                         0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid unreimbursed  Class A Investor Charge-offs      0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Shared Finance Charges used to satisfy remaining Class B
     Required Amount                                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Cap Interest                                     0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Servicing Fee                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Investor Default Amount                                  0.00
      Shared Finance Charges used to satisfy remaining unpaid
       unreimbursed Class B Investor Charge-offs                        0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Excess Spread used to satisfy interest on overdue Class A
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class A                       0.00

    Excess Spread used to satisfy interest on overdue Class B
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class B                       0.00

    Excess Spread used to satisfy unreimbursed reductions to Class B
     Investor Interest from prior periods                               0.00
      Unpaid unreimbursed reductions to Class B Investor Interest
       from prior periods                                               0.00

    Excess Spread used to pay Collateral Monthly Interest          70,833.34
     Remaining unpaid Collateral Monthly Interest                       0.00

    Excess Spread used to satisfy excess of Class A Monthly
     Interest over Class A Monthly Cap Rate (other than Class A
     Excess Interest)                                                   0.00
    Remaining excess of Class A Monthly Interest over Class A
     Monthly Cap Rate (other than Class A Excess Interest)              0.00

    Excess Spread used to satisfy excess of Class B Monthly Interest over Class B Monthly Cap Rate (other than Class B Excess Interest) 0.00 Remaining excess of Class B Monthly Interest over Class B Monthly
     Cap Rate (other than Class B Excess Interest)                      0.00

    Excess Spread used to satisfy Collateral Default Amount       373,705.95
     Remaining Collateral Default Amount                                0.00

    Excess Spread used to satisfy unreimbursed reductions to
     Collateral Investor Interest from prior periods                    0.00
      Remaining unreimbursed reductions to Collateral Investor
       Interest from prior periods                                      0.00

    Excess Spread used to fund Reserve Account up to Required
     Reserve Account Amount                                             0.00
      Remaining amount to fund Reserve Account up to Required
       Reserve Account Amount                                           0.00

    Excess Spread used to satisfy amounts per Loan Agreement            0.00

    Remaining unfunded amount to pay amounts per Loan
     Agreement                                                          0.00
    Excess Spread used to satisfy Class A Excess Interest               0.00
    Excess Spread used to satisfy Class B Excess Interest               0.00
    Excess Spread used for Shared Finance Charge Collections
     for Other Series                                                   0.00
    Excess Spread used to pay other accrued and unpaid expenses
     of the Trust                                                       0.00
    Excess Spread paid to Holder of Exchangeable Seller
     Certificate (dollars)                                      1,627,257.32
    Excess Spread paid to Holder of Exchangeable Seller Certificate
     (percentage of Investor Interest)                                  3.91%

    Shared Finance Charge Collections used to pay any remaining
     Collateral Interest Monthly Servicing Fee                          0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Class B Investor Interest                                       0.00
    Shared Finance Charge Collections used to pay any unpaid
     Collateral Monthly Interest                                        0.00
    Shared Finance Charge Collections used to satisfy remaining excess of Class A Monthly Interest over Class A Monthly
       Cap (other than Class A Excess Interest)                         0.00
      Shared Finance Charge Collections used to satisfy remaining excess of Class B Monthly Interest over Class B Monthly
       Cap Rate (other than Class B Excess Interest)                    0.00

    Shared Finance Charge Collections used to pay remaining
     Collateral Interest Defaults                                       0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Collateral Investor Interest                                    0.00
    Shared Finance Charge Collections used to pay any remaining
     amount to fund up Reserve Account                                  0.00
    Shared Finance Charge Collections used to satisfy amounts
     per Loan Agreement                                                 0.00
    Shared Finance Charge Collections paid to Holder of
     Exchangeable Seller Certificate                                    0.00

    Unpaid unreimbursed Class A Charge Offs                             0.00
    Unpaid unreimbursed Class A Charge Offs per $1,000 Original
     Investment                                                         0.00

    Unpaid unreimbursed Class B Charge Offs                             0.00
    Unpaid unreimbursed Class B Charge Offs per $1,000 Original
     Investment                                                         0.00

    Available Investor Principal Collections                   85,814,744.84
    Available Investor Principal Collections plus Draws from
     Shared Principal Collections                              85,814,744.84

    Class A Monthly Principal
    (See "Calculation of Monthly Principal" #5)                         0.00

    Class B Monthly Principal
    (See "Calculation of Monthly Principal" #5)                         0.00

    Collateral Monthly Principal
    (See "Collateral Interest Amount Activity" #8)                      0.00

    Monthly Principal Reinvested In Receivables (includes
     Investor Default amounts)
    (See "Calculation of Monthly Principal" #5)                74,201,636.28

    (Net Deposit)/Draws on Shared Principal Collections       (11,613,108.56)

    Required Shared Finance Charge Collections from other
     Series                                                             0.00
    Draw on Shared Finance Charge Collections from other
     Series                                                             0.00

    Required Shared Finance Charge Collections for other
     Series                                                             0.00
    Deposit of Shared Finance Charge Collections for other
     Series                                                             0.00

    Total Distribution to Class A Investors                       834,888.89
    Total Distribution to Class A Investors per $1,000
     Invested                                                           1.96

    Total Distribution to Class B Investors                        72,300.00
    Total Distribution to Class B Investors per $1,000
     Invested                                                           2.14

    Total Distribution to Collateral Interest Holders              70,833.34
    Total Distribution to Collateral Interest Holders per
     $1,000 Invested                                                    1.72

3. Principal Funding Account and Reserve Account

   Beginning Balance of Principal Funding Account                       0.00
   Deposits into Principal Funding Account                              0.00
   Withdrawals from Principal Funding Account                           0.00
   Ending Balance of Principal Funding Account                          0.00

   Accumulation Shortfall                                               0.00

   Principal Funding Investment Proceeds                                0.00
   Principal Funding Investment Shortfall                               0.00

   Beginning Balance of Reserve Account                         2,125,000.00
   Available Reserve Account Amount                             2,125,000.00
   Reserve Account Funding Date                             October 12, 2001
   Required Reserve Account Amount                              2,125,000.00
   Reserve Account Investment Proceeds                              4,430.90
   Deposit from Excess Spread into Reserve Account                      0.00
   Reserve Account Draws                                                0.00
   Ending Balance of Reserve Account                            2,125,000.00
   Percent Reserve Account to Total Initial Class A Interest            0.50%
   Percent Required Reserve Account to Total Initial Class A Interest   0.50%

4.  Calculation of Certificate Interest

    Class A Certificate Rate                                        2.21000%
    Class A Cap Rate                                               10.13000%

    Previous Month's Class A Deficiency Amount                         0.00

    Class A Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class A Covered Amount                                             0.00
    Overdue Class A Covered Amount                                     0.00
    Principal Funding Investment Proceeds                              0.00
    Principal Funding Investment Shortfall                             0.00
    Reserve Account Draws                                              0.00

    Class A Investor Certificate Interest Shortfall                    0.00

    Class A Monthly Cap Rate Interest                            834,888.89
    Class A Monthly Interest                                     834,888.89

    Expected Class A Principal                               425,000,000.00
    Class A Excess Principal                                           0.00
    Class A Excess Interest                                            0.00

    Total Class A Interest Distributable to Class A
     Certificateholders                                          834,888.89
    Total Class A Interest Distributable per $1,000 of
     Class A Original Investment                                       1.96

    Class B Certificate Rate                                        2.41000%
    Class B Cap Rate                                               10.33000%

    Previous Month's Class B Deficiency Amount                         0.00

    Class B Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class B Investor Certificate Interest Shortfall                    0.00

    Class B Monthly Cap Rate Interest                             72,300.00
    Class B Monthly Interest                                      72,300.00

    Expected Class B Principal                                33,750,000.00
    Class B Excess Principal                                           0.00
    Class B Excess Interest                                            0.00

    Total Class B Interest Distributable to Class B
     Certificateholders                                           72,300.00
    Total Class B Interest Distributable per $1,000 of Class B
     Original Investment                                               2.14

    Total Certificate Interest Distributable to Class A and
     Class B Certificateholders                                  907,188.89

    Total Certificate Interest Distributable per $1,000 of
     Original Investment to Class A and Class B
     Certificateholders                                                1.98

5.  Calculation of Monthly Principal

    Beginning Investor Interest                              500,000,000.00

    Beginning Class A Investor Interest                      425,000,000.00
    Class A Monthly Principal                                          0.00
    Controlled Deposit Amount                                          0.00
    Controlled Accumulation Amount                                     0.00
    Total Class A Monthly Principal Payable to Class A
     Certificates                                                      0.00
    Ending Class A Investor Interest                         425,000,000.00

    Class A Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Beginning Class B Investor Interest                       33,750,000.00
    Class B Monthly Principal                                          0.00
    Reallocated Class B Investor Interest this period                  0.00
    Cumulative Reallocated Class B Investor Interest                   0.00
    Previously Reallocated Class B Investor Interest reimbursed this period by Excess Spread and Shared Finance Charge
     Collections                                                       0.00
    Total Class B Monthly Principal Payable to Class B Certificates    0.00

    Ending Class B Investor Interest                          33,750,000.00

    Class B Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Monthly Principal Reinvested in Receivables               74,201,636.28
    Required Shared Principal Collections for other Series 30,856,671.90 Deposit of Shared Principal Collections for other Series 11,613,108.56
    Required Shared Principal Collections from other Series            0.00
    Draw on Shared Principal Collections from other Series             0.00

    Ending Investor Interest                                 500,000,000.00

6.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal
     Amount to 7 decimal places)                                  1.0000000

7. Calculation of Monthly Servicing Fee

   Servicing Fee Percentage                                            2.00%

   Beginning Balance Class A Adjusted Investor Interest      425,000,000.00
   Beginning  Class B Investor Interest                       33,750,000.00
   Beginning Collateral Investor Interest                     41,250,000.00

   Class A Monthly Servicing Fee                                 708,333.33
   Class B Monthly Servicing Fee                                  56,250.00
   Collateral Interest Monthly Servicing Fee                      68,750.00

   Total Monthly Servicing  Fee                                  833,333.33

8.  Collateral Interest Amount Activity

    Beginning Collateral Interest                             41,250,000.00

    Required Collateral Interest Amount                       41,250,000.00
    Collateral Interest Surplus                                        0.00
    Collateral  Monthly Interest                                  70,833.34
    Collateral Monthly Principal                                       0.00
    Reallocated Collateral Interest this period                        0.00
    Cumulative Reallocated Collateral Interest                         0.00
    Previously Reallocated Collateral Interest reimbursed this period by Excess Spread and Shared Finance Charge
      Collections                                                      0.00
    Collateral Monthly Principal Payable per $1,000 of
     Original Investment                                               0.00
    Collateral Interest Monthly Interest Payable per $1,000 of
     Original Investment                                               1.72
    Ending Collateral Interest                                41,250,000.00

    Collateral Default Amount this period                        373,705.95
    Aggregate uncovered Collateral Default Amount                      0.00

    Available Collateral Interest Amount  (Dollars)           41,250,000.00
    Available Collateral Interest Amount  (Percentage)               100.00%
    Ratio of Collateral Interest to Investor Interest                  8.25%

9.  Past Due Statistics
    (past due on a contractual basis)

    1-29 days past due     Dollars                            93,940,297.64
                           Percent Dollars                             3.95%
                           Number of Accts                           25,220
                           Percent Number of Accts                     1.04%

    30-59 days past due    Dollars                            36,542,284.76
                           Percent Dollars                             1.53%
                           Number of Accts                            7,491
                           Percent Number of Accts                     0.31%

    60-89 days past due    Dollars                            27,583,377.52
                           Percent Dollars                             1.16%
                           Number of Accts                            5,123
                           Percent Number of Accts                     0.21%

    90-119 days past due   Dollars                            23,567,130.37
                           Percent Dollars                             0.99%
                           Number of Accts                            4,218
                           Percent Number of Accts                     0.17%

    120-149 days past due  Dollars                            20,552,002.21
                           Percent Dollars                             0.86%
                           Number of Accts                            3,502
                           Percent Number of Accts                     0.14%

    150+ days past due     Dollars                            18,359,883.60
                           Percent Dollars                             0.77%
                           Number of Accts                            3,031
                           Percent Number of Accts                     0.13%

10. Base Rate Calculation

    Gross Yield                                            19.12%

    Percentage on Defaulted Accounts                       10.87%

    Portfolio Yield (net of losses)                         8.25%

    Base Rate                                               4.20%

    Excess of Portfolio over Base Rate                      4.05%

11. Number of Accounts in the Trust

    Number of Additional Accounts                                         0
    Number of Expired Removed Accounts                               63,647
    Number of Removed Accounts                                            0
    Number of Automatic Additional Accounts                          13,276
    Ending Number of Accounts                                     2,418,445


              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1998-1
                            MONTHLY SERVICER'S REPORT


Number of Months Series in Existence                                      44
Monthly Period Ended                                       November 30, 2001
Distribution Date                                          December 17, 2001
Determination Date                                         December 10, 2001
Number of Days in Period                                                  32

1.  Trust Activity Series 1998-1

    Beginning of Month - Aggregate Principal Receivables   2,389,831,087.12

    Principal Collections on the Receivables                  388,514,724.96

    Finance Charge Collections                                 38,064,995.56

    Receivables in Defaulted Accounts                          21,650,765.89

    End of Month - Aggregate Principal Receivables          2,380,703,032.78

    Investor Interest Series 1996-1                            48,071,428.58
    Investor Interest Series 1997-1                           480,892,370.57
    Investor Interest Series 1997-2                           500,000,000.00
    Investor Interest Series 1998-1                           400,000,000.00
    Investor Interest Series 1999-1                           394,474,114.44
    Seller Principal Receivables                              557,265,119.19

    Adjusted Investor Interest Series 1998-1                  400,000,000.00
     Class A Adjusted Investor Interest                       343,000,000.00
     Class B Investor Interest                                 27,000,000.00
     Collateral Interest                                       30,000,000.00

    Total Investor Percentage with respect to...
                           Finance Charges                       16.8017596%
                           Charged-Off Accounts                  16.8017596%
                           Principal Receivables                 16.8017596%


    Class A Percentage with respect to...
                           Finance Charges                       14.4075088%
                           Charged-Off Accounts                  14.4075088%
                           Principal Receivables                 14.4075088%

    Class B Percentage with respect to...
                           Finance Charges                        1.1341188%
                           Charged-Off Accounts                   1.1341188%
                           Principal Receivables                  1.1341188%

    Collateral Interest Percentage with respect to...
                           Finance Charges                        1.2601320%
                           Charged-Off Accounts                   1.2601320%
                           Principal Receivables                  1.2601320%

    Seller Percentage with respect to...
                           Finance Charges                       23.4075864%
                           Charged-Off Accounts                  23.4075864%
                           Principal Receivables                  7.5903223%

    Discount Option Exercised                                            N/A

2.  Allocation of Funds in Collection Account

    Class A Available Finance Charge Collections                5,466,846.39

    Class A Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)                676,853.33
     Unpaid Class A Monthly Cap Rate Interest                           0.00

    Class A Covered Amount
    (See "Calculation of Certificate Interest" #4)                      0.00
     Unpaid Class A Covered Amount                                      0.00

    Class A Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)               571,666.67
     Unpaid Class A Monthly Servicing Fee                               0.00

    Class A Investor Default Amount                             3,107,421.58
     Unpaid Class A Investor Default Amount                             0.00

    Unreimbursed Class A Investor Charge-offs                           0.00
     Unpaid unreimbursed Class A Investor Charge-offs                   0.00

    Excess Spread from Class A Available Funds                  1,110,904.81

    Class A Required Amount                                             0.00

    Class B Available Finance Charge Collections                  430,053.36

    Class B Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)                 58,080.00
     Unpaid Class B Monthly Cap Interest                                0.00

    Class B Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                45,000.00
     Unpaid Class B Monthly Servicing Fee                               0.00

    Class B Investor Default Amount                               244,607.53
     Unpaid Class B Investor Default Amount                             0.00

    Unreimbursed Class B Investor Charge-offs                           0.00
     Unpaid unreimbursed Class B Investor Charge-offs                   0.00

    Excess Spread from Class B Available Funds                     82,365.83

    Class B Required Amount                                             0.00

    Collateral Available Finance Charge Collections               477,837.06

    Collateral Interest Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                50,000.00
     Unpaid Collateral Interest Monthly Servicing Fee                   0.00

    Excess Spread from Collateral Available Finance Charge
     Collections                                                  427,837.06

    Total Excess Spread                                         1,621,107.70

    Excess Spread used to satisfy Class A Required Amount               0.00
     Excess Spread used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                              0.00
     Excess Spread used to satisfy remaining unpaid Class A Covered
      Amount                                                            0.00
     Excess Spread used to satisfy remaining unpaid Class A Monthly
      Servicing Fee                                                     0.00
     Excess Spread used to satisfy remaining unpaid Class A Investor
      Default Amount                                                    0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class A Investor Charge-offs                                      0.00
     Remaining Class A Required Amount                                  0.00

    Excess Spread used to satisfy Class B Required Amount               0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Cap Interest                                                      0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Servicing Fee                                                     0.00
     Excess Spread used to satisfy remaining unpaid Class B Investor
      Default Amount                                                    0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class B Investor Charge-offs                                      0.00
     Remaining Class B Required Amount                                  0.00

    Shared Finance Charges used to satisfy remaining Class A Required
     Amount                                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                              0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Covered Amount                                                    0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Servicing Fee                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Investor Default Amount                                           0.00
     Shared Finance Charges used to satisfy remaining unpaid
      unreimbursed Class A Investor Charge-offs                         0.00
     Remaining Class A Required Amount                                  0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
        remaining unpaid Class A Covered Amount                         0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid unreimbursed  Class A Investor Charge-offs      0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Shared Finance Charges used to satisfy remaining Class B
     Required Amount                                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Cap Interest                                     0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Servicing Fee                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Investor Default Amount                                  0.00
      Shared Finance Charges used to satisfy remaining unpaid
       unreimbursed Class B Investor Charge-offs                        0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Excess Spread used to satisfy interest on overdue Class A
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class A                       0.00

    Excess Spread used to satisfy interest on overdue Class B
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class A                       0.00

    Excess Spread used to satisfy unreimbursed reductions to Class B
     Investor Interest from prior periods                               0.00
      Unpaid unreimbursed reductions to Class B Investor Interest
       from prior periods                                               0.00

    Excess Spread used to pay Collateral Monthly Interest          45,422.22
     Remaining unpaid Collateral Monthly Interest                       0.00

    Excess Spread used to satisfy excess of Class A Monthly
     Interest over Class A Monthly Cap Rate (other than Class A
     Excess Interest)                                                   0.00
    Remaining excess of Class A Monthly Interest over Class A
     Monthly Cap Rate (other than Class A Excess Interest)              0.00

    Excess Spread used to satisfy excess of Class B Monthly Interest over Class B Monthly Cap Rate (other than Class B Excess Interest) 0.00 Remaining excess of Class B Monthly Interest over Class B Monthly
     Cap Rate (other than Class B Excess Interest)                      0.00

    Excess Spread used to satisfy Collateral Default Amount       271,786.14
     Remaining Collateral Default Amount                                0.00

    Excess Spread used to satisfy unreimbursed reductions to
     Collateral Investor Interest from prior periods                    0.00
      Remaining unreimbursed reductions to Collateral Investor
       Interest from prior periods                                      0.00

    Excess Spread used to fund Reserve Account up to Required
     Reserve Account Amount                                             0.00
      Remaining amount to fund Reserve Account up to Required
       Reserve Account Amount                                           0.00

    Excess Spread used to satisfy amounts per Loan Agreement            0.00

    Remaining unfunded amount to pay amounts per Loan
     Agreement                                                          0.00
    Excess Spread used to satisfy Class A Excess Interest               0.00
    Excess Spread used to satisfy Class B Excess Interest               0.00
    Excess Spread used for Shared Finance Charge Collections
     for Other Series                                                   0.00
    Excess Spread used to pay other accrued and unpaid expenses
     of the Trust                                                       0.00
    Excess Spread paid to Holder of Exchangeable Seller
     Certificate (dollars)                                      1,303,899.34
    Excess Spread paid to Holder of Exchangeable Seller Certificate
     (percentage of Investor Interest)                                  3.91%

    Shared Finance Charge Collections used to pay any remaining
     Collateral Interest Monthly Servicing Fee                          0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Class B Investor Interest                                       0.00
    Shared Finance Charge Collections used to pay any unpaid
     Collateral Monthly Interest                                        0.00
    Shared Finance Charge Collections used to satisfy remaining excess of Class A Monthly Interest over Class A Monthly
       Cap (other than Class A Excess Interest)                         0.00
      Shared Finance Charge Collections used to satisfy remaining excess of Class B Monthly Interest over Class B Monthly
       Cap Rate (other than Class B Excess Interest)                    0.00

    Shared Finance Charge Collections used to pay remaining
     Collateral Interest Defaults                                       0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Collateral Investor Interest                                    0.00
    Shared Finance Charge Collections used to pay any remaining
     amount to fund up Reserve Account                                  0.00
    Shared Finance Charge Collections used to satisfy amounts
     per Loan Agreement                                                 0.00
    Shared Finance Charge Collections paid to Holder of
     Exchangeable Seller Certificate                                    0.00

    Unpaid unreimbursed Class A Charge Offs                             0.00
    Unpaid unreimbursed Class A Charge Offs per $1,000 Original
     Investment                                                         0.00

    Unpaid unreimbursed Class B Charge Offs                             0.00
    Unpaid unreimbursed Class B Charge Offs per $1,000 Original
     Investment                                                         0.00

    Available Investor Principal Collections                   68,651,796.02
    Available Investor Principal Collections plus Draws from
     Shared Principal Collections                              68,651,796.02

    Class A Monthly Principal
    (See "Calculation of Monthly Principal" #5)                         0.00

    Class B Monthly Principal
    (See "Calculation of Monthly Principal" #5)                         0.00

    Collateral Monthly Principal
    (See "Collateral Interest Amount Activity" #8)                      0.00

    Monthly Principal Reinvested In Receivables (includes
     Investor Default amounts)
    (See "Calculation of Monthly Principal" #5)                59,361,309.16

    (Net Deposit)/Draws on Shared Principal Collections        (9,290,486.87)

    Required Shared Finance Charge Collections from other
     Series                                                             0.00
    Draw on Shared Finance Charge Collections from other
     Series                                                             0.00

    Required Shared Finance Charge Collections for other
     Series                                                             0.00
    Deposit of Shared Finance Charge Collections for other
     Series                                                             0.00

    Total Distribution to Class A Investors                       676,853.33
    Total Distribution to Class A Investors per $1,000
     Invested                                                           1.97

    Total Distribution to Class B Investors                        58,080.00
    Total Distribution to Class B Investors per $1,000
     Invested                                                           2.15

    Total Distribution to Collateral Interest Holders              45,422.22
    Total Distribution to Collateral Interest Holders per
     $1,000 Invested                                                    1.51

3. Principal Funding Account and Reserve Account

   Beginning Balance of Principal Funding Account                       0.00
   Deposits into Principal Funding Account                              0.00
   Withdrawals from Principal Funding Account                           0.00
   Ending Balance of Principal Funding Account                          0.00

   Accumulation Shortfall                                               0.00

   Principal Funding Investment Proceeds                                0.00
   Principal Funding Investment Shortfall                               0.00

   Beginning Balance of Reserve Account                         1,715,000.00
   Available Reserve Account Amount                             1,715,000.00
   Reserve Account Funding Date                             October 12, 2001
   Required Reserve Account Amount                              1,715,000.00
   Reserve Account Investment Proceeds                              3,575.97
   Deposit from Excess Spread into Reserve Account                      0.00
   Reserve Account Draws                                                0.00
   Ending Balance of Reserve Account                            1,715,000.00
   Percent Reserve Account to Total Initial Class A Interest            0.50%
   Percent Required Reserve Account to Total Initial Class A Interest   0.50%

4.  Calculation of Certificate Interest

    Class A Certificate Rate                                        2.22000%
    Class A Cap Rate                                                9.14000%

    Previous Month's Class A Deficiency Amount                         0.00

    Class A Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class A Covered Amount                                             0.00
    Overdue Class A Covered Amount                                     0.00
    Principal Funding Investment Proceeds                              0.00
    Principal Funding Investment Shortfall                             0.00
    Reserve Account Draws                                              0.00

    Class A Investor Certificate Interest Shortfall                    0.00

    Class A Monthly Cap Rate Interest                            676,853.33
    Class A Monthly Interest                                     676,853.33

    Expected Class A Principal                               343,000,000.00
    Class A Excess Principal                                           0.00
    Class A Excess Interest                                            0.00

    Total Class A Interest Distributable to Class A
     Certificateholders                                          676,853.33
    Total Class A Interest Distributable per $1,000 of
     Class A Original Investment                                       1.97

    Class B Certificate Rate                                        2.42000%
    Class B Cap Rate                                                9.34000%

    Previous Month's Class B Deficiency Amount                         0.00

    Class B Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class B Investor Certificate Interest Shortfall                    0.00

    Class B Monthly Cap Rate Interest                             58,080.00
    Class B Monthly Interest                                      58,080.00

    Expected Class B Principal                                27,000,000.00
    Class B Excess Principal                                           0.00
    Class B Excess Interest                                            0.00

    Total Class B Interest Distributable to Class B
     Certificateholders                                           58,080.00
    Total Class B Interest Distributable per $1,000 of Class B
     Original Investment                                               2.15

    Total Certificate Interest Distributable to Class A and
     Class B Certificateholders                                  734,933.33

    Total Certificate Interest Distributable per $1,000 of
     Original Investment to Class A and Class B
     Certificateholders                                                1.99

5.  Calculation of Monthly Principal

    Beginning Investor Interest                              400,000,000.00

    Beginning Class A Investor Interest                      343,000,000.00
    Class A Monthly Principal                                          0.00
    Controlled Deposit Amount                                          0.00
    Controlled Accumulation Amount                                     0.00
    Total Class A Monthly Principal Payable to Class A
     Certificates                                                      0.00
    Ending Class A Investor Interest                         343,000,000.00

    Class A Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Beginning Class B Investor Interest                       27,000,000.00
    Class B Monthly Principal                                          0.00
    Reallocated Class B Investor Interest this period                  0.00
    Cumulative Reallocated Class B Investor Interest                   0.00
    Previously Reallocated Class B Investor Interest reimbursed this period by Excess Spread and Shared Finance Charge
     Collections                                                       0.00
    Total Class B Monthly Principal Payable to Class B Certificates    0.00

    Ending Class B Investor Interest                          27,000,000.00

    Class B Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Monthly Principal Reinvested in Receivables               59,361,309.16
    Required Shared Principal Collections for other Series    30,856,671.90
    Deposit of Shared Principal Collections for other Series   9,290,486.87
    Required Shared Principal Collections from other Series            0.00
    Draw on Shared Principal Collections from other Series             0.00

    Ending Investor Interest                                 400,000,000.00

6.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal
     Amount to 7 decimal places)                                  1.0000000

7. Calculation of Monthly Servicing Fee

   Servicing Fee Percentage                                            2.00%

   Beginning Balance Class A Adjusted Investor Interest      343,000,000.00
   Beginning  Class B Investor Interest                       27,000,000.00
   Beginning Collateral Investor Interest                     30,000,000.00

   Class A Monthly Servicing Fee                                 571,666.67
   Class B Monthly Servicing Fee                                  45,000.00
   Collateral Interest Monthly Servicing Fee                      50,000.00

   Total Monthly Servicing  Fee                                  666,666.67

8.  Collateral Interest Amount Activity

    Beginning Collateral Interest                             30,000,000.00

    Required Collateral Interest Amount                       30,000,000.00
    Collateral Interest Surplus                                        0.00
    Collateral  Monthly Interest                                  45,422.22
    Collateral Monthly Principal                                       0.00
    Reallocated Collateral Interest this period                        0.00
    Cumulative Reallocated Collateral Interest                         0.00
    Previously Reallocated Collateral Interest reimbursed this period by Excess Spread and Shared Finance Charge
      Collections                                                      0.00
    Collateral Monthly Principal Payable per $1,000 of
     Original Investment                                               0.00
    Collateral Interest Monthly Interest Payable per $1,000 of
     Original Investment                                               1.51
    Ending Collateral Interest                                30,000,000.00

    Collateral Default Amount this period                        271,786.14
    Aggregate uncovered Collateral Default Amount                      0.00

    Available Collateral Interest Amount  (Dollars)           30,000,000.00
    Available Collateral Interest Amount  (Percentage)               100.00%
    Ratio of Collateral Interest to Investor Interest                  7.50%

9.  Past Due Statistics
    (past due on a contractual basis)

    1-29 days past due     Dollars                            93,940,297.64
                           Percent Dollars                             3.95%
                           Number of Accts                           25,220
                           Percent Number of Accts                     1.04%

    30-59 days past due    Dollars                            36,542,284.76
                           Percent Dollars                             1.53%
                           Number of Accts                            7,491
                           Percent Number of Accts                     0.31%

    60-89 days past due    Dollars                            27,583,377.52
                           Percent Dollars                             1.16%
                           Number of Accts                            5,123
                           Percent Number of Accts                     0.21%

    90-119 days past due   Dollars                            23,567,130.37
                           Percent Dollars                             0.99%
                           Number of Accts                            4,218
                           Percent Number of Accts                     0.17%

    120-149 days past due  Dollars                            20,552,002.21
                           Percent Dollars                             0.86%
                           Number of Accts                            3,502
                           Percent Number of Accts                     0.14%

    150+ days past due     Dollars                            18,359,883.60
                           Percent Dollars                             0.77%
                           Number of Accts                            3,031
                           Percent Number of Accts                     0.13%

10. Base Rate Calculation

    Gross Yield                                              19.12%

    Percentage on Defaulted Accounts                         10.87%

    Portfolio Yield (net of losses)                           8.25%

    Base Rate                                                 4.19%

    Excess of Portfolio over Base Rate                        4.06%

11. Number of Accounts in the Trust

    Number of Additional Accounts                                         0
    Number of Expired Removed Accounts                               63,647
    Number of Removed Accounts                                            0
    Number of Automatic Additional Accounts                          13,276
    Ending Number of Accounts                                     2,418,445


              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1999-1
                            MONTHLY SERVICER'S REPORT


Number of Months Series in Existence                                      27
Monthly Period Ended                                       November 30, 2001
Distribution Date                                          December 17, 2001
Determination Date                                         December 10, 2001
Number of Days in Period                                                  32

1.  Trust Activity Series 1999-1

    Beginning of Month - Aggregate Principal Receivables   2,389,831,087.12

    Principal Collections on the Receivables                  388,514,724.96

    Finance Charge Collections                                 38,064,995.56

    Receivables in Defaulted Accounts                          21,650,765.89

    End of Month - Aggregate Principal Receivables          2,380,703,032.78

    Investor Interest Series 1996-1                            48,071,428.58
    Investor Interest Series 1997-1                           480,892,370.57
    Investor Interest Series 1997-2                           500,000,000.00
    Investor Interest Series 1998-1                           400,000,000.00
    Investor Interest Series 1999-1                           394,474,114.44
    Seller Principal Receivables                              557,265,119.19

    Adjusted Investor Interest Series 1999-1                  363,746,841.71
     Class A Adjusted Investor Interest                       307,272,727.27
     Class B Investor Interest                                 29,000,000.00
     Collateral Interest                                       27,474,114.44

    Total Investor Percentage with respect to...
                           Finance Charges                       15.2789675%
                           Charged-Off Accounts                  15.2789675%
                           Principal Receivables                 16.8017596%


    Class A Percentage with respect to...
                           Finance Charges                       12.9068062%
                           Charged-Off Accounts                  12.9068062%
                           Principal Receivables                 14.1974868%

    Class B Percentage with respect to...
                           Finance Charges                        1.2181276%
                           Charged-Off Accounts                   1.2181276%
                           Principal Receivables                  1.2181276%

    Collateral Interest Percentage with respect to...
                           Finance Charges                        1.1540337%
                           Charged-Off Accounts                   1.1540337%
                           Principal Receivables                  1.3861452%

    Seller Percentage with respect to...
                           Finance Charges                       23.4075864%
                           Charged-Off Accounts                  23.4075864%
                           Principal Receivables                  7.5903223%

    Discount Option Exercised                                            N/A

2.  Allocation of Funds in Collection Account

    Class A Available Finance Charge Collections                5,448,363.03

    Class A Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)                647,321.21
     Unpaid Class A Monthly Cap Rate Interest                           0.00

    Class A Covered Amount
    (See "Calculation of Certificate Interest" #4)                 64,732.12
     Unpaid Class A Covered Amount                                      0.00

    Class A Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)               563,333.33
     Unpaid Class A Monthly Servicing Fee                               0.00

    Class A Investor Default Amount                             3,062,123.89
     Unpaid Class A Investor Default Amount                             0.00

    Unreimbursed Class A Investor Charge-offs                           0.00
     Unpaid unreimbursed Class A Investor Charge-offs                   0.00

    Excess Spread from Class A Available Funds                  1,110,852.48

    Class A Required Amount                                             0.00

    Class B Available Finance Charge Collections                  461,909.16

    Class B Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)                 68,568.89
     Unpaid Class B Monthly Cap Interest                                0.00

    Class B Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                48,333.33
     Unpaid Class B Monthly Servicing Fee                               0.00

    Class B Investor Default Amount                               262,726.61
     Unpaid Class B Investor Default Amount                             0.00

    Unreimbursed Class B Investor Charge-offs                           0.00
     Unpaid unreimbursed Class B Investor Charge-offs                   0.00

    Excess Spread from Class B Available Funds                     82,280.33

    Class B Required Amount                                             0.00

    Collateral Available Finance Charge Collections               485,243.54

    Collateral Interest Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                50,775.00
     Unpaid Collateral Interest Monthly Servicing Fee                   0.00

    Excess Spread from Collateral Available Finance Charge
     Collections                                                  434,468.54

    Total Excess Spread                                         1,627,601.35

    Excess Spread used to satisfy Class A Required Amount               0.00
     Excess Spread used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                              0.00
     Excess Spread used to satisfy remaining unpaid Class A Covered
      Amount                                                            0.00
     Excess Spread used to satisfy remaining unpaid Class A Monthly
      Servicing Fee                                                     0.00
     Excess Spread used to satisfy remaining unpaid Class A Investor
      Default Amount                                                    0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class A Investor Charge-offs                                      0.00
     Remaining Class A Required Amount                                  0.00

    Excess Spread used to satisfy Class B Required Amount               0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Cap Interest                                                      0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Servicing Fee                                                     0.00
     Excess Spread used to satisfy remaining unpaid Class B Investor
      Default Amount                                                    0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class B Investor Charge-offs                                      0.00
     Remaining Class B Required Amount                                  0.00

    Shared Finance Charges used to satisfy remaining Class A Required
     Amount                                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                              0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Covered Amount                                                    0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Servicing Fee                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Investor Default Amount                                           0.00
     Shared Finance Charges used to satisfy remaining unpaid
      unreimbursed Class A Investor Charge-offs                         0.00
     Remaining Class A Required Amount                                  0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
        remaining unpaid Class A Covered Amount                         0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid unreimbursed  Class A Investor Charge-offs      0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Shared Finance Charges used to satisfy remaining Class B
     Required Amount                                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Cap Interest                                     0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Servicing Fee                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Investor Default Amount                                  0.00
      Shared Finance Charges used to satisfy remaining unpaid
       unreimbursed Class B Investor Charge-offs                        0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Excess Spread used to satisfy interest on overdue Class A
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class A                       0.00

    Excess Spread used to satisfy interest on overdue Class B
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class B                       0.00
    Excess Spread used to satisfy unreimbursed reductions to Class B
     Investor Interest from prior periods                               0.00
       Unpaid unreimbursed reductions to Class B Investor Interest
        from prior periods                                              0.00

    Excess Spread used to pay Collateral Monthly Interest          49,853.33
     Remaining unpaid Collateral Monthly Interest                       0.00

    Excess Spread used to satisfy excess of Class A Monthly
     Interest over Class A Monthly Cap Rate (other than Class A
     Excess Interest)                                                   0.00
    Remaining excess of Class A Monthly Interest over Class A
     Monthly Cap Rate (other than Class A Excess Interest)              0.00

    Excess Spread used to satisfy excess of Class B Monthly Interest over Class B Monthly Cap Rate (other than Class B Excess Interest) 0.00 Remaining excess of Class B Monthly Interest over Class B Monthly
     Cap Rate (other than Class B Excess Interest)                      0.00

    Excess Spread used to satisfy Collateral Default Amount       275,998.83
     Remaining Collateral Default Amount                                0.00

    Excess Spread used to satisfy unreimbursed reductions to
     Collateral Investor Interest from prior periods                    0.00
      Remaining unreimbursed reductions to Collateral Investor
       Interest from prior periods                                      0.00

    Excess Spread used to fund Reserve Account up to Required
     Reserve Account Amount                                        28,818.29
      Remaining amount to fund Reserve Account up to Required
       Reserve Account Amount                                           0.00

    Excess Spread used to satisfy amounts per Loan Agreement            0.00

    Remaining unfunded amount to pay amounts per Loan
     Agreement                                                          0.00
    Excess Spread used to satisfy Class A Excess Interest               0.00
    Excess Spread used to satisfy Class B Excess Interest               0.00
    Excess Spread used for Shared Finance Charge Collections
     for Other Series                                                   0.00
    Excess Spread used to pay other accrued and unpaid expenses
     of the Trust                                                       0.00
    Excess Spread paid to Holder of Exchangeable Seller
     Certificate (dollars)                                      1,272,930.90
    Excess Spread paid to Holder of Exchangeable Seller Certificate
     (percentage of Investor Interest)                                  3.84%

    Shared Finance Charge Collections used to pay any remaining
     Collateral Interest Monthly Servicing Fee                          0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Class B Investor Interest                                       0.00
    Shared Finance Charge Collections used to pay any unpaid
     Collateral Monthly Interest                                        0.00
    Shared Finance Charge Collections used to satisfy remaining excess of Class A Monthly Interest over Class A Monthly
       Cap Rate (other than Class A Excess Interest)                    0.00
    Shared Finance Charge Collections used to satisfy remaining excess of Class B Monthly Interest over Class B Monthly
       Cap Rate (other than Class B Excess Interest)                    0.00
    Shared Finance Charge Collections used to pay remaining
     Collateral Interest Defaults                                       0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Collateral Investor Interest                                    0.00
    Shared Finance Charge Collections used to pay any remaining
     amount to fund up Reserve Account                                  0.00
    Shared Finance Charge Collections used to satisfy amounts
     per Loan Agreement                                                 0.00
    Shared Finance Charge Collections paid to Holder of
     Exchangeable Seller Certificate                                    0.00

    Unpaid unreimbursed Class A Charge Offs                             0.00
    Unpaid unreimbursed Class A Charge Offs per $1,000 Original
     Investment                                                         0.00

    Unpaid unreimbursed Class B Charge Offs                             0.00
    Unpaid unreimbursed Class B Charge Offs per $1,000 Original
     Investment                                                         0.00

    Available Investor Principal Collections                   68,628,830.10
    Available Investor Principal Collections plus Draws from
     Shared Principal Collections                              68,628,830.10

    Class A Monthly Principal
    (See "Calculation of Monthly Principal" #5)                30,727,272.73

    Class B Monthly Principal
    (See "Calculation of Monthly Principal" #5)                         0.00

    Collateral Monthly Principal
    (See "Collateral Interest Amount Activity" #8)              2,990,885.56

    Monthly Principal Reinvested In Receivables (includes
     Investor Default amounts)
    (See "Calculation of Monthly Principal" #5)                30,186,292.31

    (Net Deposit)/Draws on Shared Principal Collections        (4,724,379.50)

    Required Shared Finance Charge Collections from other
     Series                                                             0.00
    Draw on Shared Finance Charge Collections from other
     Series                                                             0.00

    Required Shared Finance Charge Collections for other
     Series                                                             0.00
    Deposit of Shared Finance Charge Collections for other
     Series                                                             0.00

    Total Distribution to Class A Investors                       712,053.33
    Total Distribution to Class A Investors per $1,000
     Invested                                                           2.11

    Total Distribution to Class B Investors                        68,568.89
    Total Distribution to Class B Investors per $1,000
     Invested                                                           2.36

    Total Distribution to Collateral Interest Holders           3,040,738.89
    Total Distribution to Collateral Interest Holders per
     $1,000 Invested                                                   92.14

3. Principal Funding Account and Reserve Account

   Beginning Balance of Principal Funding Account              30,727,272.73
   Deposits into Principal Funding Account                     30,727,272.73
   Withdrawals from Principal Funding Account                           0.00
   Ending Balance of Principal Funding Account                 61,454,545.46

   Accumulation Shortfall                                               0.00

   Principal Funding Investment Proceeds                           32,405.69
   Principal Funding Investment Shortfall                          32,327.12

   Beginning Balance of Reserve Account                         1,690,000.00
   Available Reserve Account Amount                             1,690,000.00
   Reserve Account Funding Date                              August 14, 2001
   Required Reserve Account Amount                              1,690,000.00
   Reserve Account Investment Proceeds                              3,508.83
   Deposit from Excess Spread into Reserve Account                 28,818.29
   Reserve Account Draws                                           32,327.12
   Ending Balance of Reserve Account                            1,690,000.00
   Percent Reserve Account to Total Initial Class A Interest            0.50%
   Percent Required Reserve Account to Total Initial Class A Interest   0.50%

4.  Calculation of Certificate Interest

    Class A Certificate Rate                                        2.37000%
    Class A Cap Rate                                               10.29000%

    Previous Month's Class A Deficiency Amount                         0.00

    Class A Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class A Covered Amount                                        64,732.12
    Overdue Class A Covered Amount                                     0.00
    Principal Funding Investment Proceeds                         32,405.69
    Principal Funding Investment Shortfall                        32,327.12
    Reserve Account Draws                                         32,327.12

    Class A Investor Certificate Interest Shortfall                    0.00

    Class A Monthly Cap Rate Interest                            647,321.21
    Class A Monthly Interest                                     712,053.33

    Expected Class A Principal                               276,545,454.55
    Class A Excess Principal                                           0.00
    Class A Excess Interest                                            0.00

    Total Class A Interest Distributable to Class A
     Certificateholders                                          712,053.33
    Total Class A Interest Distributable per $1,000 of
     Class A Original Investment                                       2.11

    Class B Certificate Rate                                        2.66000%
    Class B Cap Rate                                               10.58000%

    Previous Month's Class B Deficiency Amount                         0.00

    Class B Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class B Investor Certificate Interest Shortfall                    0.00

    Class B Monthly Cap Rate Interest                             68,568.89
    Class B Monthly Interest                                      68,568.89

    Expected Class B Principal                                29,000,000.00
    Class B Excess Principal                                           0.00
    Class B Excess Interest                                            0.00

    Total Class B Interest Distributable to Class B
     Certificateholders                                           68,568.89
    Total Class B Interest Distributable per $1,000 of Class B
     Original Investment                                               2.36

    Total Certificate Interest Distributable to Class A and
     Class B Certificateholders                                  780,622.22

    Total Certificate Interest Distributable per $1,000 of
     Original Investment to Class A and Class B
     Certificateholders                                                2.13

5.  Calculation of Monthly Principal

    Beginning Investor Interest                              397,465,000.00

    Beginning Class A Investor Interest                      338,000,000.00
    Class A Monthly Principal                                 30,727,272.73
    Controlled Deposit Amount                                 30,727,272.73
    Controlled Accumulation Amount                            61,454,545.46
    Total Class A Monthly Principal Payable to Class A
     Certificates                                                      0.00
    Ending Class A Investor Interest                         338,000,000.00

    Class A Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Beginning Class B Investor Interest                       29,000,000.00
    Class B Monthly Principal                                          0.00
    Reallocated Class B Investor Interest this period                  0.00
    Cumulative Reallocated Class B Investor Interest                   0.00
    Previously Reallocated Class B Investor Interest reimbursed this period by Excess Spread and Shared Finance Charge
     Collections                                                       0.00
    Total Class B Monthly Principal Payable to Class B Certificates    0.00

    Ending Class B Investor Interest                          29,000,000.00

    Class B Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Monthly Principal Reinvested in Receivables               30,186,292.31
    Required Shared Principal Collections for other Series    30,856,671.90
    Deposit of Shared Principal Collections for other Series   4,724,379.50
    Required Shared Principal Collections from other Series            0.00
    Draw on Shared Principal Collections from other Series             0.00

    Ending Investor Interest                                 394,474,114.44

6.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal
     Amount to 7 decimal places)                                  0.9861853

7. Calculation of Monthly Servicing Fee

   Servicing Fee Percentage                                            2.00%

   Beginning Balance Class A Adjusted Investor Interest      338,000,000.00
   Beginning  Class B Investor Interest                       29,000,000.00
   Beginning Collateral Investor Interest                     30,465,000.00

   Class A Monthly Servicing Fee                                 563,333.33
   Class B Monthly Servicing Fee                                  48,333.33
   Collateral Interest Monthly Servicing Fee                      50,775.00

   Total Monthly Servicing  Fee                                  662,441.67

8.  Collateral Interest Amount Activity

    Beginning Collateral Interest                             30,465,000.00

    Required Collateral Interest Amount                       27,474,114.44
    Collateral Interest Surplus                                2,990,885.56
    Collateral  Monthly Interest                                  49,853.33
    Collateral Monthly Principal                               2,990,885.56
    Reallocated Collateral Interest this period                        0.00
    Cumulative Reallocated Collateral Interest                         0.00
    Previously Reallocated Collateral Interest reimbursed this period by Excess Spread and Shared Finance Charge
      Collections                                                      0.00
    Collateral Monthly Principal Payable per $1,000 of
     Original Investment                                              90.63
    Collateral Interest Monthly Interest Payable per $1,000 of
     Original Investment                                               1.51
    Ending Collateral Interest                                27,474,114.44

    Collateral Default Amount this period                        275,998.83
    Aggregate uncovered Collateral Default Amount                      0.00

    Available Collateral Interest Amount  (Dollars)           27,474,114.44
    Available Collateral Interest Amount  (Percentage)               100.00%
    Ratio of Collateral Interest to Investor Interest                  6.96%

9.  Past Due Statistics
    (past due on a contractual basis)

    1-29 days past due     Dollars                            93,940,297.64
                           Percent Dollars                             3.95%
                           Number of Accts                           25,220
                           Percent Number of Accts                     1.04%

    30-59 days past due    Dollars                            36,542,284.76
                           Percent Dollars                             1.53%
                           Number of Accts                            7,497
                           Percent Number of Accts                     0.31%

    60-89 days past due    Dollars                            27,583,377.52
                           Percent Dollars                             1.16%
                           Number of Accts                            5,123
                           Percent Number of Accts                     0.21%

    90-119 days past due   Dollars                            23,567,130.37
                           Percent Dollars                             0.99%
                           Number of Accts                            4,218
                           Percent Number of Accts                     0.17%

    120-149 days past due  Dollars                            20,552,002.21
                           Percent Dollars                             0.86%
                           Number of Accts                            3,502
                           Percent Number of Accts                     0.14%

    150+ days past due     Dollars                            18,359,883.60
                           Percent Dollars                             0.77%
                           Number of Accts                            3,031
                           Percent Number of Accts                     0.13%

10. Base Rate Calculation

    Gross Yield                                              19.31%

    Percentage on Defaulted Accounts                         10.87%

    Portfolio Yield (net of losses)                           8.44%

    Base Rate                                                 4.35%

    Excess of Portfolio over Base Rate                        4.09%

11. Number of Accounts in the Trust

    Number of Additional Accounts                                         0
    Number of Expired Removed Accounts                               63,647
    Number of Removed Accounts                                            0
    Number of Automatic Additional Accounts                          13,276
    Ending Number of Accounts                                     2,418,445